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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 12, 1995, incorporated by reference in Zale Corporation's Form 10-K for the year ended July 31, 1995, and to all references to our firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP





Dallas, Texas
March 5, 1996